U.S. GOLD CORP

U.S. focused gold exploration and development company advancing high potential projects in Wyoming and Nevada

Nasdaq : USAU

Maggie Creek – October 2020

John Norby Technical PPT

Forward Looking Statements

TERMS OF USE AND DISCLAIMER - This presentation is being provided for the sole purpose of providing the recipients with background information about

U.S. Gold Corp. ("U.S. Gold"). U.S. Gold Corp. has made reasonable efforts to ensure that the information contained in this presentation is accurate as of the date hereof, however, there may be inadvertent or unintentional errors. No representation, warranty or guarantee, express or implied, is made as to the fairness, accuracy, completeness or correctness of information contained in this presentation, including the accuracy, likelihood of achievement or reasonableness of any forecasts, prospects, results or statements in relation to future matters contained in this presentation. The views and information provided herein are based on a number of estimates and assumptions that are subject to significant exploration, business, economic, regulatory and competitive uncertainties. See "Forward Looking Statements" below. U.S. Gold Corp. is not liable to any recipient or third party for the use of or reliance on the information contained in this presentation. This presentation provides information in summary form only, is not intended to be complete and does not constitute an offer to sell or the solicitation of an offer to buy any security. It is not intended to be relied upon as advice to investors or potential investors and does not constitute a personal recommendation or take into account the investment objectives, financial situation or needs of any particular investor. U.S. Gold Corp is not acting as agent or advisor and encourages the use of independent consultants, as necessary, prior to entering into transactions.

FORWARD LOOKING STATEMENTS – Except for the statements of historical fact contained herein, the information presented constitutes "forward-looking statements" within the meaning of Canadian and United States securities and other laws. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "aims", "anticipates", "will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. By their very nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond our control. Forward looking statements are based on the opinions and estimates of management at the date the statements are made, as well as a number of assumptions made by, and information currently available to, U.S. Gold Corp. concerning, among other things, anticipated geological formations, potential mineralization, future plans for exploration and/or development, potential future production, drilling exposure, and exploration budgets and timing of expenditures, all of which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievement of U.S. Gold Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to vary materially from results anticipated by such forward looking statements include, among others, risks related to the Company's limited operating history, current and future exploration activities, the Company's need for significant additional capital, changes in government legislation, changes in ownership interest in a project, conclusions of economic evaluations, changes in project parameters as plans continue to be refined, future prices and volatility of gold, silver and other metals, environmental risks and hazards, infrastructure and/or operating costs, labor and employment matters, availability of financing, permitting availability, government regulation, changes in equity markets, the uncertainties involved in interpreting geological data, the validity of the Company's title to its properties, increases in costs and exchange rate fluctuations, the Company's dependence on key personnel, as well as those factors discussed in the sections "Cautionary Statement Regarding Forward Looking Statements", "Risk Factors" and elsewhere.

Although U.S. Gold Corp. has attempted to identify important factors that could cause actual results to differ materially, they're other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. U.S. Gold Corp. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements of U.S. Gold Corp. should be considered highly speculative. The following is a description of U.S. Gold Corp.'s sampling methodology, chain of custody, quality control and quality assurance procedures applicable to the Company's drill results contained in this Presentation, save and except for historical results.

Cautionary Note to U.S. Investors Concerning Mineral Resources

We may use certain terms on this website, such as "measured," "indicated," or "inferred" mineral resources, which are defined in Canadian Institute of Metallurgy guidelines, the guidelines widely followed to comply with Canadian National Instrument 43-101-- Standards of Disclosure for Mineral Projects ("NI 43-101"). We advise U.S. investors that these terms are not recognized by the United States Securities and Exchange Commission (the "SEC"). The estimation of measured and indicated resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves under the SEC's disclosure rules. Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. U.S. investors are cautioned not to assume that measured or indicated mineral resources will be converted into reserves. Inferred mineral resources have a high degree of uncertainty as to their existence and their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource exists, or is economically or legally viable. Under Canadian rules, estimates of "inferred mineral resources" may not form the basis of feasibility studies, pre-feasibility studies or other economic studies, except in prescribed cases, such as in a preliminary economic assessment under certain circumstances. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in place tonnage and grade without reference to unit measures.

Maggie Creek District

Discovering the next gold district on the Carlin Trend, NV

Carlin Trend Map with Maggie Creek Claims

- The Maggie Creek Project lies on the eastern margin of the Lynn-Carlin window, adjacent to the giant Gold Quarry deposits (26M oz Au)
- Through its subsidiary Orevada Metals, Inc., USAU has an option to acquire up to 70% of approximately three square miles of unpatented mining claims on the Carlin Trend from Renaissance Gold, Inc.



Grid is NAD 27 UTM meters
CRW = Castle Reef West Fault
PT Anticline = Post-Tuscarora Anticline
Au deposits, 0.01 opt Au or resource outline
Jurassic stocks projected to surface
Phase 2 fold trends
Phase 3 fold trends
Major Faults
Surface projection of Roberts Mts. Thrust: outlines Lower Plate windows
Bootstrap Limestone shelf margin
(9 Moz) Gold million ounces of production + reserves, by subdistrict, from company annual reports, production figures
Dee-Bootstrap (3.5 Moz)
Bootstrap Window
Meikle-Rodeo (13 Moz)
Betze-Post (41 Moz)
Tuscarora Mountains
Genesis-Bluestar-Lantern (9 Moz)
Leeville-Carlin (15 Moz)
Lynn-Carlin Window
USAU claims
Maggie Creek (26 Moz)
Gold Quarry
Rainbow
Mike
Tusc
Mac
Miles
Kilometres
4545000 N
4540000 N
4535000 N
4530000 N
4525000 N
4520000 N
4515000 N
545000 E
550000 E
555000 E
560000 E
565000 E
570000 E

(Modified from Rhys et al., 2015)

Maggie Creek District

District Carlin Type Gold System #1

Carlin Lower-Plate Window


Maggie Creek
Claims
Soap Creek
fault
70?
Cress
fault
Roberts
Mountains
Thrust (RMT)
Roberts
Mountains
Thrust
(RMT)
Good Hope
reverse fault
50
35
Chukar
fault
Thrusts in lower-plate
carbonate units below RMT,
including repeated section
of Roberts Mountains
formation
N
1 kilometer
1 mile

Roberts Mountains thrust is Phase 1 contraction. It positioned impermeable cap rocks over carbonates hosting mineral systems.

Larger geology map from Norby (2002). Geology in NW Maggie Creek claims section from Morris (1999) and Cole (1992). Northeast area geology map from Cress (1972).

Gold Deposits of the Carlin Window


Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au
Maggie Creek Claims
Soap Creek fault
70?
Mike
Tusc
Good Hope reverse fault
Cress fault
35
50
Chukar fault
Mac
Gold Quarry
N
1 kilometer
1 mile

Mike to Gold Quarry 5 to 60 oz/t-ft contours, and Rainbow 0.5 oz/t-ft contour from Harlan et al. (2002). District 0.05 oz/t-ft contours from Rhys et al. (2015). Maggie Creek 0.05 oz/t-ft contours from drill data.

Gold Concentrations in SE-Vergent Fault-Propagation Folds and Thrusts (Phase 2)



Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au
Smaller-scale SE-vergent folds and thrusts are present throughout the district. They host significant local gold concentrations.
Soap Creek fault
70?
Mike
Tusc
Cress fault
Maggie Creek Claims
Good Hope reverse fault
Chukar fault
thrusts at Mae
50
N
1 kilometer
1 mile
asymmetric folds and underlying thrusts at Gold Quarry
Gold Quarry
anticline at Chukar Footwall

Southeast-vergent, tighter fault-propagation folds and associated basal thrusts developed during middle Mississippian to Jurassic Phase 2 contraction (Rhys et al., 2015). Gold Quarry structures from Nemitz (2003) and Rhys et al. (2015). Chukar Footwall structure from Parraga (2005).

Gold deposits along Good Hope anticline (Phase 3 structure)

The large Gold Quarry and West Mike gold deposits occur along the Good Hope anticline, where crossed by gold-bearing NE-striking faults. The Carlin lower-plate window is a larger-scale Phase 3 anticline.



Soap Creek fault
70?
West Mike
Good Hope anticline
Good Hope reverse fault
50
35
Mac
Cress fault
Maggie Creek Claims
Chukar fault
Gold Quarry
Footwall
N
1 kilometer
1 mile
Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au

Good Hope anticline interpreted as broad fold developed during late Mesozoic or early Tertiary Laramide-style Phase 3 SW-NE contraction (Rhys et al., 2015).

Gold deposits along and in the hanging wall of the Good Hope reverse fault



The Cress and Schroeder faults on the Maggie Creek claims are roughly parallel to the Good Hope fault, and may similarly be reverse faults related to Phase 3 contraction. They may have been re-activated with Tertiary extensional normal offset.
Soap Creek fault
70?
Main Mike
Tusc
Good Hope reverse fault
50
Cress fault
Maggie Creek Claims
Schroeder fault
35
Chukar fault
Gold Quarry Hanging Wall
N
1 kilometer
1 mile
Drill Hole Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au

Good Hope reverse fault interpreted as SW-verging conjugate structure developed during late Mesozoic or early Tertiary Laramide-style Phase 3 contraction (Rhys, 2015).

NW-striking mineralized dikes along Good Hope reverse fault and on Maggie Creek claims


Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au
Smaller-scale SE-vergent folds and thrusts are present throughout the district. They host significant local gold concentrations.
Soap Creek fault
70?
Mike
Tusc
Cress fault
Maggie Creek Claims
Good Hope reverse fault
Chukar fault
50
Thrusts at Mae
N
1 kilometer
1 mile
Asymmetric folds and underlying thrusts at Gold Quarry
Gold Quarry
anticline at Chukar Footwall

Southeast-vergent, tighter fault-propagation folds and associated basal thrusts developed during middle Mississippian to Jurassic Phase 2 contraction (Rhys et al., 2015). Gold Quarry structures from Nemitz (2003) and Rhys et al. (2015). Chukar Footwall structure from Parraga (2005).

Maggie Creek District

District Carlin Type Gold System #2

Tertiary NE-striking Extensional Chukar and Soap Creek faults channeled gold systems



Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au
Chukar and Soap Creek faults continue northeast onto Maggie Creek claims. Chukar fault splays into set of faults on Maggie Creek claims.
Soap Creek fault
70?
Mike
Tusc
Good Hope reverse fault
35
50
Cress fault
Chukar fault
Mac
Gold Quarry
N
1 kilometer
1 mile

Southeast-vergent, tighter fault-propagation folds and associated basal thrusts developed during middle Mississippian to Jurassic Phase 2 contraction (Rhys et al., 2015). Gold Quarry structures from Nemitz (2003) and Rhys et al. (2015). Chukar Footwall structure from Parraga (2005).

Mike Deposit Cross Sections


B (SW)
B' (NE)
Feet
5500
5000
4500
4000
3500
3000
Tmc
Mike jasperoid
Tmc
West Mike
Main Mike
ROBERTS MOUNTAINS THRUST
Dm
Drc
Drc
Drc
Dp
UPPER GOLD ZONE
LOWER GOLD ZONE
Dp
Dp
Dp
Dp
DSr
DSr
DSr
No vertical exaggeration

Figure J-6. Soap Creek 045° section B–B´ (looking northwest), Mike deposit. Line of section shown on figure J-4.


Tmc Carlin Formation; volcaniclastic rock, gravel
Dm Marys Mountain sequence; limy siltstone, calcarenite, siliceous mudstone, conglomerate
Drc Rodeo Creek unit; siltstone, siliceous mudstone (quartz hornfels)
Dp Popovich Formation; silty limestone, calcarenite, micrite (calc-silicate hornfels, marble)
DSr Roberts Mountains Formation; silty limestone, calcarenite (calc-silicate hornfels, marble)
Margin of hornfels
Margin of decarbonatization
Base of oxidation
>0.10 opt Au
>0.05 opt Au
>0.01 opt Au
>1.0 wt.% Cu
>0.1 wt.% Cu
>3.0 wt.% Zn
>2.0 wt.% Zn
>1.0 wt.% Zn
>0.5 wt.% Zn
C (NW)
C' (SE)
Feet
5500
5000
4500
4000
3500
Tusc
Tmc
Tmc
Main Mike
DSr
Drc
DSr
Drc
Dp
Dp
No vertical exaggeration

Figure J-7. Good Hope 135° section C–C´ (looking northeast), Mike deposit. Line of section shown on figure J-4.

Main Mike in hanging wall of Good Hope fault.

West Mike in footwall of Good Hope fault.

Main (and West Mike) are within the footwall of and along the Soap Creek fault.

Lines of Sections


Maggie Creek Claims
Soap Creek fault
Mike
C
B'
B
C'
Good Hope reverse fault
Gold Quarry

Norby and Orobona (2002)

Gold Quarry Cross Section – across Chukar fault


A
B
C
320000E
322000E
324000E
326000E
328000E
6000 ft
5000 ft
4000 ft
Mac Thrust
Chukar-Alunite Fault
Gold Quarry deposit
Contact Fault
Magpie
Chukar FW zone (projected)
Deep Sulphide Feeder Fault
Cross section through the Gold Quarry deposit
Section 197100N (feet) in mine grid. View looking north in B-C, with bend looking northeast in A-B.
Compiled from mine data
Rodeo Creek Fmn.
Popovich Fmn.
Roberts Mts. Fmn.
Miocene volcanics
Au assays, blasthole and exploration data
0.01-0.03 opt Au
0.03-0.1 opt Au
>0.1 opt Au
Bedding form lines
Reverse Faults
Normal Faults, major
Normal faults
Pit wall, 2014
0 Feet 1200
0 Metres 400


5625000E
5650000E
5675000E
4517500N
4515000N
Mike Deposit
Tusc
Good Hope Fault
Mac
A
B
C
Chukar-Alunite Fault Zone
Gold Quarry Pit
Maggie Creek Canyon
Canyon Fault
Schroeder Fault
Rainbow Fault
Inferred fault
RMT
Chukar Footwall Zone
0 Miles 1.2
0 Kilometres 5
Geological setting of the Gold Quarry deposit
Plan map compiled from Harlan et al. (2002) and mine mapping
Grid is NAD 27 UTM.
Note location of cross section A-B-C
Rodeo Creek Fmn.
Popovich Fmn.
Roberts Mts. Fmn.
Miocene volcanics
Reverse Faults
Faults, normal or undifferentiated
>0.01 opt Au mineralization surface projection
Open pit outlines

Line of section A-B-C

Rhys et al. (2015)

Higher-grade gold zones occur in the district



Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au
Soap Creek fault
70?
Mike
Tusc
Good Hope reverse fault
Cress fault
Chukar fault
35
Mac
Deep West (>6.9 g/t Au)
Gold Quarry
85
Chukar Footwall (underground mine)
Deep Sulfide Feeder (>6.9 g/t Au)
N
1 kilometer
1 mile

Deep West and Deep Sulfide Feeder gold zones from Harlan et al. (2002). Chukar Footwall deposit from Rhys et al. (2015).

Carlin-type hydrothermal alteration (yellow) mapped at surface



NW trend of alteration
alteration in bedrock outcrop along Soap Creek Fault exposed in drainage.
Top-of-bedrock alteration at Mike and along Soap Creek fault covered
Soap Creek fault
70?
Cress fault
Maggie Creek Claims
covered
Tusc
Mike
Good Hope reverse fault
35
50
Chukar fault
Mac
N
1 kilometer
1 mile
Gold Quarry
Drill Hole Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au

Harlan et al. (2002), Cole (1992), Freeport (1978), and Evans and Cress (1977)

Silicification (red) and chalcedony (peach), and Carlin-type hydrothermal alteration (yellow)



Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au
Strataform alteration within upper Roberts-Popovich-Rodeo Creek, the host section at Gold Quarry and Mike. Altered section dips to the NE, under Maggie Creek claims.
NW-trending silicified zones in upper-plate section.
Cress fault
Maggie Creek Claims
Soap Creek fault
70?
Mike
Tusc
Good Hope reverse fault
35
50
Chukar fault
Alteration hanging wall to the Chukar fault, hanging wall to the Schroeder fault, and within repeated section of Roberts (green unit).
N
1 kilometer
1 mile
Mac
Gold Quarry

Harlan et al. (2002), Cole (1992), Freeport (1978), and Evans and Cress (1977)

Barite (orange), silica (red), chalcedony (peach), and Carlin-type hydrothermal alteration (yellow)


Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au
Barite is commonly deposited in waning stages of mineralization. Defines mineralized structures.
Soap Creek fault
70?
Mike
Tusc
Mac
Good Hope reverse fault
50
35
Cress fault
Maggie Creek Claims
Chukar fault
limit of barite information from Harlan et al. (2002)
Gold Quarry
N
1 kilometer
1 mile

Harlan et al. (2002), Cole (1992), Freeport (1978), and Evans and Cress (1977)

Maggie Creek District

District Carlin Type Gold System #3

District Alteration and Defined Gold Deposits



Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au
Soap Creek fault
70?
Mike
Tusc
Good Hope reverse fault
35
50
Cress fault
Maggie Creek Claims
Chukar fault
Mac
Gold Quarry
N
1 kilometer
1 mile

Gold in Soil Anomaly in Hanging Wall of Northeast Chukar Fault


Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au
Maggie Creek
Claims
Soap Creek
fault
70?
Cress
fault
limit of soil survey
Mike
Tusc
covered
Good Hope
reverse fault
35
50
Chukar
fault
Mac
N
1 kilometer
1 mile
Gold
Quarry
Gold in Soils
(Freeport, 1978)
200 ppb
100 ppb
50 ppb

Gold in Soil Anomaly


Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au
Maggie Creek Claims
Soap Creek fault 70?
Mike
Tusc
Cress fault
limit of soil survey
covered
Good Hope reverse fault
35
50
South part of anomaly atop Rainbow deposit. Bedrock is covered SE of anomaly so soils not sampling bedrock there.
Chukar fault
Mac
N
1 kilometer
1 mile
Gold Quarry
Gold in Soils
(Freeport, 1978)
200 ppb
100 ppb
50 ppb

Drill-indicated Gold Zones on Maggie Creek Claims


Drill Hole
Grade Thickness
1.0 oz/t-ft Au
0.5 oz/t-ft Au
0.2 oz/t-ft Au
0.1 oz/t-ft Au
0.05 oz/t-ft Au
Soap Creek
fault
70?
Mike
Tusc
Good Hope
reverse fault
50
35
Cress
fault
Maggie Creek
Claims
Rainbow deposit
(drill information
not known)
Chukar
fault
Mac
Gold
Quarry
N
1 kilometer
1 mile

Airborne Magnetics, reduced to the pole, depth sliced 0-300 meters



Gold Quarry and the gold occurrences on the Maggie Creek claims are about equidistant from the Maggie Creek mag high.
Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
0.05 oz/t-ft Au
Maggie Creek Mag High
CARLIN VALLEY
Soap Creek fault
70?
NORTH MIKE STOCK
Mike
hornfels margin
SCHROEDER MOUNTAIN
Cress fault
35
Good Hope reverse fault
50
Tusc
Chukar fault
Gold Quarry
Mac
Maggie Creek Claims
MARYS MOUNTAIN
1 kilometer
1 mile
N

Ressel and Henry (2006) interpreted the Maggie Creek magnetic high to be an Eocene intrusion, and possibly a source of gold-bearing fluids on the Carlin trend.

Magnetics figure from Norby and Orobona (2002).

Targets



Drill Hole
Grade Thickness
1.0 oz/t-ft Au
0.5 oz/t-ft Au
0.2 oz/t-ft Au
0.1 oz/t-ft Au
Drill Hole
Grade Thickness
60 oz/t-ft Au
50 oz/t-ft Au
40 oz/t-ft Au
30 oz/t-ft Au
20 oz/t-ft Au
10 oz/t-ft Au
5 oz/t-ft Au
NE Soap Creek
Far North Rainbow
N Rainbow at Cress Fault
Cress flt
North Rainbow
Soap Creek fault
70?
Mike
Tusc
Good Hope reverse fault
50
35
Rainbow
Maggie Creek Claims
Chukar fault
Mac
Gold Quarry
N
1 kilometer
1 mile

Targets



Drill Hole
Grade Thickness
1.0 oz/t-ft Au
0.5 oz/t-ft Au
0.2 oz/t-ft Au
0.1 oz/t-ft Au
0.05 oz/t-ft Au
NE Soap Creek
Far North Rainbow
N Rainbow at Cress Fault
Cress flt
North Rainbow
Soap Creek fault 70?
Mike
Tusc
Rainbow
Good Hope reverse fault
35
50
Maggie Creek Claims
Chukar fault
Mac
N
1 kilometer
1 mile
Gold Quarry

Maggie Creek Property

Carlin Type Gold Potential # 1

Geology


thrust slice of
Roberts Mountains
formation (green)
D
Soap
Creek
fault
D
Cress
fault
N
1 kilometer
1 mile
Good Hope
fault
Tusc
Schroeder
fault
Roberts
Mountains
Thrust (RMT)
Maggie
Creek
Claims
Chukar
fault set
D

The Good Hope fault is a reverse fault. The Schroeder and Cress subparallel faults may also be reverse faults, with later normal movement.

Larger geology map from Norby (2002). Geology in NW Maggie Creek claims section from Morris (1999) and Cole (1992). Northeast area geology map from Cress (1972).

Depth to Bedrock, beneath Carlin formation tuff


thrust slice of
Roberts Mtn fm
(green)
D
Soap
Creek
fault
Cress
fault
D
500 feet
1000 feet
N
1 kilometer
1 mile
Schroeder
fault
Roberts
Mountains
Thrust (RMT)
Maggie
Creek
Claims
Good Hope
fault
Tusc
D
Chukar
fault set
500 feet

Depth-to-bedrock contours interpreted from gravity by James Wright and from drill information by John Norby (Norby (2002).

Alteration



Extensive alteration in lower-plate section. Dips under claimed sections. Alteration presumably also extends NW and SE in bedrock under cover.
Alteration Key
silica trends in upper plate
D
D
D
Soap Creek fault
Cress fault
N
1 kilometer
1 mile
RMT
decalcification in repeated Roberts Mtns formation section, and along Chukar fault set
Good Hope fault
Tusc
Chukar fault set
Maggie Creek Claims

Harlan et al. (2002), Cole (1992), Freeport (1978), and Evans and Cress (1977)

Gold in Rocks



>500 ppb Au rock chips are concentrated in repeated Roberts Mountains formation section, where crossed by Chukar fault set.
D
D
D
4.6m of 1.63 g/t Au in high-angle dike
>500 ppb rocks
N
1 kilometer
1 mile
Soap Creek fault
Cress fault
Schroeder fault
RMT
Good Hope fault
Tusc
Chukar fault set
Maggie Creek Claims

Gold in Soils



Gold concentrated along Chukar fault set and in repeated Roberts Mountains formation section.
Gold in Soils
(Freeport, 1978)
200 ppb
100 ppb
50 ppb
D
D
D
Soap Creek fault
Cress fault
N
1 kilometer
1 mile
Schroeder fault
Good Hope fault
limit of soil survey
Maggie Creek Claims
Tusc
Chukar fault set

Soil survey only covered the south-central part of the area.

Gold in Drill Holes



Drill Hole
Grade Thickness
1.0 oz/t-ft Au
0.5 oz/t-ft Au
0.2 oz/t-ft Au
0.1 oz/t-ft Au
Maggie Creek Claims
Local gold in different units.
RMT
Soap Creek fault
Schroeder fault
Good Hope fault
Tusc
D
D
Chukar fault set
Rainbow deposit
Cress fault
N
1 kilometer
1 mile
Drill-defined gold in decalcified layer within upper-plate lithologies.
Drill-defined gold within upper part of repeated Roberts Mountains formation section.
Drill-defined gold at the Rainbow deposit is within lower part of repeated Roberts Mountains formation section, and within upper part of Rodeo Creek unit.
Gold in Soils
(Freeport, 1978)
200 ppb
100 ppb
50 ppb

Gold in Intrusive Rock


Drill Hole
Grade Thickness
1.0 oz/t-ft Au
0.5 oz/t-ft Au
0.2 oz/t-ft Au
0.1 oz/t-ft Au
Maggie Creek Claims
RMT
Soap Creek fault
Schroeder fault
D
Cress fault
N
1 kilometer
1 mile
Good Hope fault
Mineralized dike along Good Hope fault.
Tusc
D
Chukar fault set
Rainbow deposit
Gold in Soils
(Freeport, 1978)
200 ppb
100 ppb
50 ppb

1-2 g/t Au in altered intrusive rock, both at surface and in drill holes. Surface occurrence (NW) described as higher-angle dike. Drill-hole intercepts (SE) are of a sill along the top of the Roberts Mountains formation, beneath the Roberts Mountains thrust.

Maggie Creek Property

Carlin Type Gold Potential #2

Drill Holes



Drill Hole
Grade Thickness
1.0 oz/t-ft Au
0.5 oz/t-ft Au
0.2 oz/t-ft Au
0.1 oz/t-ft Au
Drill Hole Depth
1500 – 2450 feet
1000 – 1499 feet
500 – 999 feet
250 – 499 feet
10 – 249 feet
241 holes
N
1 kilometer
1 mile
Soap
Creek
fault
Cress
fault
Schroeder
fault
RMT
Good Hope
fault
Rainbow
deposit
Maggie
Creek
Claims
Tusc
Chukar
fault set

Holes drilled on land not in claim group are not known.

Targets


Drill Hole Depth
1500 – 2450 feet
1000 – 1499 feet
500 – 999 feet
250 – 499 feet
10 – 249 feet
Drill Hole Grade Thickness
1.0 oz/t-ft Au
0.5 oz/t-ft Au
0.2 oz/t-ft Au
0.1 oz/t-ft Au
NE Soap Creek
Far North Rainbow
N Rainbow at Cress Fault
North Rainbow
Soap Creek fault
Cress fault
Schroeder fault
RMT
Good Hope fault
N
Rainbow deposit
Maggie Creek Claims
1 kilometer
Tusc
1 mile
Chukar fault set

Holes drilled on land not in claim group are not known.

Targets



Drill Hole
Grade Thickness
1.0 oz/t-ft Au
0.5 oz/t-ft Au
0.2 oz/t-ft Au
0.1 oz/t-ft Au
NE Soap Creek
Far North Rainbow
N Rainbow at Cress Fault
North Rainbow
Soap Creek fault
Cress fault
Schroeder fault
RMT
Good Hope fault
N
Rainbow deposit
1 kilometer
1 mile
Tusc
Chukar fault set
Maggie Creek Claims

Target Descriptions


NE Soap Creek
Local gold intercepts on claims may be distal expression of larger gold concentration on Soap Creek fault. Potential for strataform gold layers on claims also, as several holes are short of projected gold horizons or end in gold.
Far North Rainbow
Down-dip continuation of drilled gold layer in decalcified upper-plate at footwall of Cress fault. Also potential in hanging wall of the Cress fault.
N Rainbow at Cress Fault
Gold in Roberts in footwall of Cress flt. Upper-plate limey units in hanging wall of Cress flt also a target. Along a strand of the Chukar fault set.
North Rainbow
Down-dip continuation of drilled gold layer in upper Roberts intersecting mineralized high-angle dike trend and/or possible sill.
Drill Hole
Grade Thickness
1.0 oz/t-ft Au
0.5 oz/t-ft Au
0.2 oz/t-ft Au
0.1 oz/t-ft Au
Soap Creek fault
Schroeder fault
Cress fault
RMT
Good Hope fault
Rainbow deposit
Maggie Creek Claims
N
1 kilometer
1 mile
Tusc
Chukar fault set

Holes drilled on land not in claim group are not known.

Target Cross Section Traces


NE Soap Creek
Far North Rainbow
N Rainbow at Cress Fault
North Rainbow
D
C
B'
A"
A'
B
A
Soap Creek fault
Schroeder fault
Cress fault
RMT
Good Hope fault
Rainbow deposit
Tusc
1 kilometer
1 mile
N
Chukar fault set
Maggie Creek Claims
Drill Hole Depth
1500 – 2450 feet
1000 – 1499 feet
500 – 999 feet
250 – 499 feet
10 – 249 feet
Drill Hole Grade Thickness
1.0 oz/t-ft Au
0.5 oz/t-ft Au
0.2 oz/t-ft Au
0.1 oz/t-ft Au

Holes drilled on land not in claim group are not known.

Target Cross Section Traces



NE Soap Creek
D
C
D
C
Far North Rainbow
N Rainbow at Cress Fault
B'
A"
A'
B
A
North Rainbow
Soap
Creek
fault
Cress
fault
Schroeder
fault
RMT
Good Hope
fault
N
Rainbow
deposit
1 kilometer
Tusc
1 mile
Chukar
fault set
Maggie
Creek
Claims
Drill Hole
Grade Thickness
1.0 oz/t-ft Au
0.5 oz/t-ft Au
0.2 oz/t-ft Au
0.1 oz/t-ft Au

Holes drilled on land not in claim group are not known.

North Rainbow Target

Section A-A'

Looking N45W



Sec 24
A
A'
B
B'
A
A'
NW projection of gold-bearing dike (305); and/or, possible sill as may occur in holes MC-25 and -26 to the SE.
10.7m of 1.03 g/t Au
4.6m of 0.48 g/t Au
Schroeder Fault (310)
MC82-1
M-29
M-40
M-38
Ov/Dm
1750m
Drc
target
SDrm2
9.1m of 0.29 g/t Au
9.1m of 0.34 g/t Au
10.7m of 0.38 g/t Au
30.5+m of 0.46 g/t Au
21.3m of 0.36 g/t Au
1500m
Drill Sample Grades
0 – 0.1 g/t Au
0.1 – 0.3 g/t Au
0.3 – 0.5 g/t Au
0.5 – 1.0 g/t Au
1.0 – 3.0 g/t Au
>3.0 g/t Au
Section 23
Section 24
Drc is Rodeo Creek. SDrm2 is repeated Roberts Mtns section.
Ov/Dm is upper-plate Vinini and Marys Mtn Sequence.

North Rainbow at Cress Fault Target

Section A-A"

Looking N45W



B
A''
Sec 24
B'
A'
A

Intersection of northern Chukar fault system and Cress fault, a structure apparently parallel to the Good Hope fault.

Lower-plate Roberts Mountains permissive host lithology. Upper-plate lithologies also permissive hosts for gold.



A
A'
A"
Cress Fault (315)
NW projection of gold-bearing dike (305)
MCT-1
Schroeder Fault (310)
drill-indicated gold
target
Ov/Dm
1750m
target
Ov/Dm
Drc
SDrm2
1500m
possible sill
1250m
Drill Sample Grades
0 – 0.1 g/t Au
0.1 – 0.3 g/t Au
0.3 – 0.5 g/t Au
0.5 – 1.0 g/t Au
1.0 – 3.0 g/t Au
>3.0 g/t Au
Section 23
Section 24
Target extents limited to SW by drill hole MCT-1, and to SE by MCT-3.
SE-dipping Chukar-system fault dips down towards this target, so may have to adjust drill siting accordingly. Potential on both sides of Chukar-system fault.
Normal offset, possibly preceded by reverse movement.

Far North Rainbow Target

Section B-B'

Looking N45W



Sec 24
Calcareous, permeable permissive host lithologies in upper plate units and in underlying Roberts Mtns formation.
B
B'
MC82-6
MC-23
MC-14
MC92-3
Cress Fault (315)
Ov/Dm
target
1750m
SDrm2
Ov/Dm
4.6m of 0.46 g/t Au
12.2m of 0.42 g/t Au
21.3m of 0.35 g/t Au
16.8 m of 0.44 g/t Au
1500m
Normal offset, possibly preceded by reverse movement.
Drill Sample Grades
0 – 0.1 g/t Au
0.1 – 0.3 g/t Au
0.3 – 0.5 g/t Au
0.5 – 1.0 g/t Au
1.0 – 3.0 g/t Au
>3.0 g/t Au
MC92-3 collar plotted 30 meters too low. No gold in the hole, but gold zone could trend underneath it.
Dips of thrust and Cress fault estimated.
SDrm2 is repeated Roberts Mtns section.
Ov/Dm is upper-plate Vinini and Marys Mtn Sequence.
Drill-indicated gold in upper plate is within decalcified horizon.
Section 23
Section 24
Section 24
Section 13

Soap Creek Target Section C-C'



C
C'
Soap Creek Fault (035)
target
Section 15
Section 14
Scale 1:6,000
Section Origin (top left)
565,180 m E
Looking N35E
Soap Creek Fault (035)
BMC-6
BC-8
MCT-22
BC-2
BC-1
MCT-10
Dr
SDrm
target
1.7m of 0.72 g/t Au
7.6m of 0.09 g/t Au
35.1m of 0.23 g/t Au
12.2m of 0.08 g/t Au
9.1m of 0.17 g/t Au
Section 15
Section 14



Section 14
D
D'
C
C'
target

Drill holes BC-8 and -2 end in gold.
Target trends behind MCT-22 and -10.

SDrm is Roberts Mtns; Drc is Rodeo Creek.
Tc is Carlin formation tuff.
Dp Popovich limestone apparently thrust out.

Drill Sample Grades

	0 – 0.1 g/t Au
	0.1 – 0.3 g/t Au
	0.3 – 0.5 g/t Au
	0.5 – 1.0 g/t Au
	1.0 – 3.0 g/t Au
	>3.0 g/t Au

The stratigraphy is the best estimate.
Logs are not available for several holes.
Geologic logging is inconsistent. There are no chip trays available for re-logging.

Existing drilling in Section 15 is not known.

Soap Creek Target Section D-D'



D
Soap Creek Fault (035)
Section 15
Section 14
target
D'
Scale 1:6,000
Looking N35E
MCT-24
BMC-2
BC-2
BC-3
Tc
SDrm2
Ov
1.5m of 0.67 g/t Au
12.2m of 0.12 g/t Au
1.5m of 0.72 g/t Au
13.7m of 0.30 g/t Au
7.6m of 0.35 g/t Au



Section 14
D
C
D'
C'
target

Drill holes BC-2 and -3 end in gold.

SDrm2 is repeated Roberts Mtns section.
Ov is upper-plate Vinini.
Tc is Carlin formation tuff.

Drill Sample Grades

- 0 – 0.1 g/t Au
- 0.1 – 0.3 g/t Au
- 0.3 – 0.5 g/t Au
- 0.5 – 1.0 g/t Au
- 1.0 – 3.0 g/t Au
- >3.0 g/t Au

Again, the stratigraphy is the best estimate.

Existing drilling in Section 15 is not known.

Summary

- Classical structure and stratigraphy that hosts the majority of gold ounces on the Carlin Trend
- Numerous ore grade and anomalous gold intercepts in historical drilling
- Mostly shallow, vertical historic drill holes
- Target opportunities beneath and adjacent to shallow intercepts
- New knowledge of recent discoveries in the Carlin Trend District lead to deeper target development for potential world-class discoveries


Rainbow
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33N 51E
33N 52E
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